SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 1996


                           GOLDEN STAR RESOURCES LTD.
             (Exact name of registrant as specified in its charter)



Canada                                    0-21708                 98-0101955
---------------------------------    --------------------    -------------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)       Number)                 Identification No.)


               One Norwest Center, 1700 Lincoln Street, Suite 1950
                             Denver, Colorado 80203
          -------------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (303) 830-9000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







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Item 5.     Other Events

            On January 8, 1997, the Registrant reported drilling results from Antino, Suriname. A copy of the Registrant's press release regarding such results is attached hereto as an exhibit and incorporated herein by reference.

            On January 20, 1997, the Registrant, Guyanor Ressources S.A., the Registrant's French subsidiary ("Guyanor"), Cambior Inc. and Cambiex Exploration Inc. jointly reported drilling results from Yaou, French Guiana. A copy of the Registrant's joint press release regarding such results is attached hereto as an exhibit and incorporated herein by reference.

            On January 29, 1997, the Registrant and Companhia Vale do Rio Doce jointly announced drilling results from Andorinhas, Brazil . A copy of the Registrant's joint press release regarding such results is attached hereto as an exhibit and incorporated herein by reference.

            On February 24, 1997, the Registrant and Guyanor jointly updated activities at St-Elie, French Guiana. A copy of the Registrant's joint press release regarding such activities is attached hereto as an exhibit and incorporated herein by reference.

            On February 24, 1997, the Registrant and Guyanor jointly announced results from the Dachine, French Guiana diamond bulk sampling program. A copy of the Registrant's joint press release regarding such results is attached hereto as an exhibit and incorporated herein by reference.





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




                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           GOLDEN STAR RESOURCES LTD.


Date: March 10, 1997          By:    /s/ David A. Fennell
                                 --------------------------------------
                                         David A. Fennell
                                 President and Chief Executive Officer







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




                             EXHIBIT INDEX


Exhibit                  Description of Exhibit
-------                  ----------------------

99.1 Registrant's press release, dated January 8, 1997, entitled "DRILLING RESULTS FROM ANTINO IN SURINAME."

99.2 Registrant's joint press release, dated January 20, 1997, entitled "DRILLING RESULTS FROM THE YAOU PROJECT."

99.3 Registrant's joint press release, dated January 29, 1997, entitled "DRILLING RESULTS FROM ANDORINHAS."

99.4 Registrant's joint press release, dated February 24, 1997, entitled "ST-ELIE EXPLORATION UPDATE AND TRENCHING
           RESULTS."

99.5 Registrant's joint press release, dated February 24, 1997, entitled "COMPLETION OF DACHINE BULK SAMPLE PROCESSING."





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